INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
A reconciliation of the US federal statutory income rate to the Company’s effective income tax rate is as follows:

	Years Ended December 31,
	2021	2020
Federal statutory income tax rate	21.0%	21.0%
State income taxes, net of federal benefit	8.2%	5.1%
Permanent differences	12.6%	(5.8)%
Federal and state research and development tax credits	3.0%	1.8%
Other	(1.0)%	0.4%
Provision to return adjustment	(3.2)%	(0.3)%
Change in deferred tax asset valuation allowance	(40.6)%	(22.2)%
Effective income tax rate	—%	—%
The components of the Company’s deferred tax assets are as follows:

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$55,930	$34,040
Deferred revenues	377	10
Research and development credit carryforwards	7,258	4,988
Accrued expenses and other	2,796	1,145
Stock-based compensation	576	167
Depreciation	(227)	(100)
Amortization	(277)	—
Other	240	—
Total deferred tax assets	66,673	40,250
Less: valuation allowance	(66,673)	(40,250)
Net deferred tax assets	$—	$—
The Company had no income tax expense due to the operating loss incurred for the years ended December 31, 2021 and 2020. The Company’s management has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and has determined that it is more likely than not that the Company will null recognize the benefits of the net deferred tax assets. As a result, the Company recorded a full valuation allowance at
December 31, 2021 and 2020. The valuation allowance increased by $26,423 during the year ended December 31, 2021, due to the increase in deferred tax assets, primarily due to net operating loss carryforwards, research and development tax credits and accrued expenses. The valuation allowance increased by $21,566 for the year ended December 31, 2020.
As of December 31, 2021, the Company has unused federal and state net operating loss carryforwards, or NOLs, available for carryforward of $218,908 and $172,082 respectively. The federal and state NOL carryforwards begin to expire after 2034. Approximately $201,538 of the federal NOLs have an indefinite carryover period. The Company also had available research and development credits for federal and state income tax purposes of $6,229 and $1,303, respectively. Utilization of the NOL, research and development credits and other tax attributes may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or could occur in the future. The Company has not yet completed an evaluation of the ownership changes through December 31, 2021.
As of December 31, 2021 and 2020, the Company had no uncertain tax positions. The Company recognizes both interest and penalties associated with unrecognized tax benefits as a component of income tax expense. The Company has not recorded any interest or penalties for unrecognized tax benefits since its inception.
In the normal course of business, the Company and its subsidiaries may be periodically examined by various taxing authorities. The Company files income tax returns in the US on a federal basis and in certain US states. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. With few exceptions, the Company is no longer subject to income tax examinations for years prior to 2017.